SCHEDULE 14C
(RULE 14C-101)

INFORMATION REQUIRED IN INFORMATION STATEMENT
SCHEDULE C INFORMATION

Information Statement Pursuant to Section 14(c) of the Securities
And Exchange Act of 1934

Check the appropriate box:

[ ] Preliminary Information Statement	[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))
[x] Definitive Information Statement

GULFPORT ENERGY CORPORATION
(Name of Registrant as Specified in Its Charter)

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[  ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing

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GULFPORT ENERGY CORPORATION

14313 N. MAY AVENUE, SUITE 100

OKLAHOMA CITY, OKLAHOMA 73134

________________________________________

NOTICE OF ACTION WITHOUT A MEETING IN LIEU OF AN ANNUAL MEETING

________________________________________

To the Stockholders of

Gulfport Energy Corporation:

This Information Statement is being furnished on or about April 29, 2005 by Gulfport Energy Corporation, a Delaware corporation (the “Company”), to holders of the Company’s outstanding common stock as of the record date, March 31, 2005 (the “Record Date”), pursuant to Rule 14c-2 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The purpose of this Information Statement is:

(1)   to inform the Company’s stockholders that the five directors nominated by the Company’s Board of Directors have been elected by the written consent of a majority of the Company’s outstanding voting shares that are entitled to vote on these matters; and

(2)   to serve as notice of the foregoing actions in accordance with Section 228(e) of the Delaware General Corporation Law.

On March 31, 2005, the Board of Directors nominated five persons to serve on the Board of Directors of the Company until the next annual meeting of stockholders or until their successors are duly elected and qualified or until each such director’s earlier resignation or removal.

March 31, 2005 is the Record Date for the determination of the Company stockholders entitled to receive this Information Statement. The Company had 31,883,188 shares of common stock outstanding as of the Record Date. Each share of common stock entitles the holder thereof to one vote on matters submitted to the stockholders.

Under Delaware law and the Company’s bylaws, director nominees are elected by a plurality of all of the votes cast. On April 15, 2005, in accordance with Delaware law and the Company’s bylaws, the holders of a majority of the outstanding shares of the Company’s Common Stock executed a written consent electing the five director nominees to hold office for a term of one year until the annual meeting of stockholders in 2006 and until their respective successors are duly elected and qualified. ACCORDINGLY, WE ARE NOT ASKING YOU FOR A PROXY, AND YOU ARE REQUESTED NOT TO SEND US A PROXY.  Enclosed for your information is our Annual Report on Form 10-KSB for the year ended December 31, 2004.

Sincerely,

/s/ Mike Liddell
Mike Liddell
Chief Executive Officer

April 29, 2005
Oklahoma City, Oklahoma

GULFPORT ENERGY CORPORATION

14313 N. MAY AVENUE, SUITE 100

OKLAHOMA CITY, OKLAHOMA 73134

____________________________

INFORMATION STATEMENT
____________________________

Background

Section 228(a) of the General Corporation Law of the State of Delaware states that, unless otherwise provided in the certificate of incorporation, any action that may be taken at any annual or special meeting of stockholders may be taken without a meeting, without prior notice and without a vote, if consents in writing, setting forth the action so taken, are signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted, and those consents are delivered to the corporation by delivery to its registered office in Delaware, its principal place of business, or an officer or agent of the corporation having custody of the book in which proceedings of meetings of stockholders are recorded. The Company’s restated certificate of incorporation contains no provision or language in any way limiting the right of our stockholders to take action by written consent. On April 15, 2005, holders of more than a majority of the outstanding shares of our voting stock executed a written consent approving the directors nominated by the Company’s Board of Directors to serve until the 2006 annual meeting of stockholders or until their successors are duly elected and qualified or until each such director’s earlier resignation or removal. This consent was executed following approval of the actions by the Company’s Board of Directors on Mach 31, 2005. Because the actions have been approved by the holders of the required majority of the outstanding shares that are entitled to cast votes, no other stockholder approval of these actions is necessary. This Information Statement will also serve as notice of actions taken without a meeting as required by Section 228(e) of the Delaware General Corporation Law. No further notice of the actions described herein will be given to you.

This Information Statement is provided to the Company’s stockholders for informational purposes only, and you need not take any further action in connection with this Information Statement. The Company will bear all costs of preparing and delivering this Information Statement.

Outstanding Shares and Voting Rights

Pursuant to the Company’s restated certificate of incorporation, the Company currently has authorized for issuance 35,000,000 shares of common stock, par value $0.01 per share, and 5,000,000 shares of preferred stock, par value $0.01 per share, of which the Company has designated 30,000 shares as Series A Preferred Stock. As of close of business on the Record Date, the Company had 31,883,188 shares of Common Stock issued and outstanding and no shares of Series A preferred stock issued and outstanding. Each share of Common Stock outstanding as of close of business on the Record Date is entitled to one vote on the matter submitted to a vote of the common stockholders. The holders of Series A preferred stock do not have any voting rights with respect to the election of directors.

This Information Statement is being mailed on or about April 29, 2005 to the Company’s stockholders of record on the Record Date, which is March 31, 2005. Section 213(b) of the Delaware General Corporation Law sets forth the rules for ascertaining the record date to determine which stockholders of a corporation are eligible to consent to action by written consent pursuant to Section 228 of the Delaware General Corporation Law. Pursuant to Section 213(b), the Company’s Board of Directors determined that stockholders of record on the Record Date were entitled to consent to the actions described in this Information Statement.

The April 15, 2005 written consent of stockholders referenced above and described in this Information Statement was executed by stockholders holding over 61.6% of the shares eligible to vote on those matters on that date. No additional action will be undertaken pursuant to such written consents, and no dissenters’ rights under Delaware law are afforded to the Company’s stockholders as a result of the action taken by written consent. ACCORDINGLY, WE ARE NOT ASKING YOU FOR A PROXY, AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

ELECTION OF DIRECTORS

On March 31, 2005, the Board of Directors nominated five persons to serve on the Company’s Board of Directors of the Company until the 2006 annual meeting of stockholders or until their successors are duly elected and qualified or until each such director’s earlier resignation or removal. On April 15, 2005, in accordance with Delaware law, the holders of a majority of the outstanding shares of the Company’s Common Stock executed a written consent electing the five nominated persons as Directors of the Company.

The Company’s Board of Directors consists of five individuals. All five of the persons elected are now members of the Board of Directors. The following information about the directors was provided by the directors:
Name	Age	Position
Mike Liddell	51	Chairman of the Board, Chief Executive Officer and Director

Robert E. Brooks	58	Director

David L. Houston	52	Director

Mickey Liddell	43	Director

Dan Noles	57	Director

   MIKE LIDDELL, has served as a director of the Company since July 11, 1997, as Chief Executive Officer since April 28, 1998 and as Chairman of the Board since July 28, 1998 and President since July 15, 2000. In addition, Mr. Liddell served as Chief Executive Officer of DLB Oil & Gas, Inc. from October 1994 to April 28, 1998, and as a director of DLB from 1991 through April 1998. From 1991 to 1994, Mr. Liddell was President of DLB. From 1979 to 1991, he was President and Chief Executive Officer of DLB Energy. He received a B.S. degree in education from Oklahoma State University. He is the brother of Mickey Liddell and brother-in-law of Dan Noles.

Committees: None

ROBERT E. BROOKS, has served as a director of Gulfport since July 11, 1997. Mr. Brooks is currently president of Delphi Oil & Gas, Inc. From 1997 to 2002, Mr. Brooks was a partner with Brooks Greenblatt, a commercial finance company located in Baton Rouge, Louisiana that was formed by Mr. Brooks in July 1997. Mr. Brooks is a Certified Public Accountant and was Senior Vice President in charge of Asset Finance and Managed Assets for Bank One, Louisiana between 1993 and July 1997. He received his B.S. degree from Purdue University in mechanical engineering in 1969. He obtained graduate degrees in finance and accounting from the Graduate School of Business at the University of Chicago in 1974.

Committees: Audit and Compensation

DAVID L. HOUSTON, has served as a director of the Company since July 1998. Since 1991, Mr. Houston has been the principal of Houston & Associates, a firm that offers life and disability insurance, compensation and benefits plans and estate planning. Prior to 1991, he was President and Chief Executive Officer of Equity Bank for Savings, F.A. He currently serves on the board of directors and executive committee of Deaconess Hospital, Oklahoma City, Oklahoma, and is the former chair of the Oklahoma State Ethics Commission and the Oklahoma League of Savings Institutions. He received a Bachelor of Science degree in business from Oklahoma State University and a graduate degree in banking from Louisiana State University.

Committees: Audit and Compensation

MICKEY LIDDELL, has served as a director of the Company since January 1999. Since 2001, Mr. Liddell has been the President of Berlanti-Liddell Entertainment, LLC, a television and motion picture production company. From 2000 through 2001, Mr. Liddell served as President of Entertainment Services, LLC. From 1994 through 1999, Mr. Liddell served as President of Banner Entertainment, LLC. Both Banner Entertainment LLC and Mr. Liddell filed for bankruptcy in 1999. Mr. Liddell received a Bachelor of Arts from the University of Oklahoma in Communications in 1984 and a graduate degree from Parson School of Design in New York, New York in 1987. He is the brother of Mike Liddell and brother-in-law of Dan Noles.

Committees: Audit and Compensation

DAN NOLES, has served as a director of the Company since January 2000. Mr. Noles is the President of Dan Noles Construction LLC. Prior to that he served as the President of Atoka Management Company, an oilfield equipment company. Mr. Noles received his Bachelor degree in Finance from the University of Oklahoma in 1970. Mr. Noles is the brother-in-law of Mike Liddell and Mickey Liddell.

Committees: Audit

CORPORATE GOVERNANCE

Board of Directors and Committees

We are managed under the direction of our Board of Directors. The size of our board is set at 5 members and we currently have 5 directors including 4 non-employee directors. The Board of Directors held nine meetings in 2004. In addition to the nine meetings, the Board adopted resolutions by unanimous written consent. The Company’s Board of Directors has two standing committees: the audit committee and the compensation committee. Each of the directors attended at least 75% of the aggregate of the total number of meetings held by the Board of Directors and, if applicable, all meetings of committees of the Board of Directors on which such director served during 2004.

The audit committee’s functions include the following: (a) assist the Board in its oversight responsibilities regarding (1) the integrity of the Company’s financial statements, (2) the Company’s compliance with legal and regulatory requirements, (3) the independent accountant’s qualifications and independence and (4) the accounting and financial reporting processes of the Company and the audits of the financial statements of the Company; (b) prepare the report required by the SEC for inclusion in the Company’s annual proxy or information statement; (c) appoint, retain, compensate, evaluate and terminate the Company’s independent accountants; (d) approve audit and non-audit services to be performed by the independent accountants; and (e) perform such other functions as the Board of Directors may from time to time assign to the audit committee.

During 2004, the audit committee held two meetings. In 2004, the audit committee was composed of Dan Noles, David Houston, Robert Brooks and Mickey Liddell, all of who are non-employee directors. Mr. Houston serves as Chairman of the audit committee and is designated as the “audit committee financial expert” as such term is defined in Item 401(e) of Regulation S-B. Mr. Houston and Mr. Brooks are “independent” within the meaning of the NASD’s and AMEX’s director independence standards. Mickey Liddell and Dan Noles are not independent due to their famial relationship to Mike Liddell. The Board of Directors has adopted an Audit Committee Charter which is attached to this Information Statement as Annex A.

The Compensation Committee considers executive employment agreements, adoption of employee benefit plans and other issues related to compensation and employee benefits. The Compensation Committee is comprised of Robert Brooks, David Houston and Mickey Liddell, all of whom are “non-employee directors” as defined by Rule 16b-3 promulgated under the Exchange Act and “outside directors” as defined by Section 162(m) of the Internal Revenue Code. The Compensation Committee did not hold any meetings during 2004.

The Company’s Board of Directors does not have a standing nominating committee. The entire Board of Directors of the Company participates in the consideration of director nominees. The Board does not deem it necessary to establish a nominating committee because the Company’s Board of Directors is relatively small in size and believes it can operate more effectively in concert. Further, because there has not been turnover in the Board, there has been no need to nominate new directors.

Identifying and Evaluating Nominees for Directors

The Company’s Board of Directors utilizes a variety of methods for identifying and evaluating nominees for director. In the event that vacancies are anticipated, or otherwise arise, the Company’s Board of Directors considers various potential candidates for director. Candidates may come to the attention of the Company’s Board of Directors through current board members, professional search firms, stockholders or other persons. These candidates are evaluated at regular or special meetings of the Company’s Board of Directors, and may be considered at any point during the year. In evaluating a board candidate, the Company’s Board of Directors will consider the skills and experience of the candidate in the context of the needs of the board, as well as the candidate’s qualification as independent for board and committee service under the applicable standards. Each of the Company’s directors must represent the interests of all stockholders.

The Company’s Board of Directors may review materials provided by professional search firms or other parties in connection with a nominee. In evaluating such nominations, the Company’s Board of Directors will seek to achieve a balance of knowledge, experience and capability on the board. After completing its evaluation, the Company’s Board of Directors makes a determination as to the slate of nominees and makes its recommendation with respect to such nominees to its controlling stockholder for approval.

Communications with the Board

Individuals may communicate with the Company’s Board of Directors or individual directors by writing to the Company’s Secretary at Gulfport Energy Corporation, 14313 N. May Avenue, Suite 100, Oklahoma City, Oklahoma 73134. The Secretary will review all such correspondence and forward to the Board of Directors a summary of all such correspondence and copies of all correspondence that, in the opinion of the Secretary, relates to the functions of the Board or committees thereof or that he otherwise determines requires their attention. Directors may review a log of all such correspondence received by the Company and request copies. Concerns relating to accounting, internal control over financial reporting or auditing matters will be immediately brought to the attention of the Chairman of the audit committee and handled in accordance with its procedures established with respect to such matters.

Code of Ethics

On November 14, 2003, the Company adopted a code of ethics which applies to its Chief Executive Officer and Chief Financial Officer. A copy of the Company’s code of ethics has been filed as Exhibit 14.0 to its Annual Report filed on Form 10-KSB on March 30, 2005, for the fiscal year ended December 31, 2004.

AUDIT COMMITTEE REPORT

This disclosure statement is being provided to inform stockholders of the audit committee’s oversight with respect to the Company’s financial reporting.

The audit committee has reviewed and discussed the audited financial statements as of and for the year ended December 31, 2004 (the “Audited Financial Statements”) and footnotes thereto with management and the independent auditors. In addition, the audit committee discussed with the independent auditors the matters required to be disclosed by Statement of Auditing Standards No. 61. The audit committee discussed with the Company’s auditors the independence of such auditors from management of the Company, including a review of audits and non-audit fees, and received written disclosures concerning the auditors’ independence required to be made by the auditors of the Company by the Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees). The audit committee has also discussed with management of the Company and the independent auditors such other matters and received such assurance from them, as the audit committee deemed appropriate.

Management is responsible for the preparation and presentation of the Audited Financial Statements and the Company’s internal controls over financial reporting. The independent auditors are responsible for performing an independent audit of the Company’s financial statements in accordance with GAAP and issuing a report thereon. The audit committee’s responsibility is to monitor and oversee this process.

Based on the foregoing review and discussions with management and the independent auditors, and relying thereon, we have recommended to the Company and Board of Directors the inclusion of the Audited Financial Statements in the Company’s Annual Report on Form 10-KSB for the year ended December 31, 2004 for filing with the SEC.

AUDIT COMMITTEE

David Houston
Dan Noles
Mickey Liddell
Robert Brooks

DIRECTOR COMPENSATION

Members of the Company’s Board of Directors who are also officers or employees of the Company do not receive compensation for their services as directors. The Company pays its non-employee directors a monthly retainer of $1,000 and a per meeting attendance fee of $500 and reimburses all ordinary and necessary expenses incurred in the conduct of the Company’s business.

EXECUTIVE OFFICERS

The officers of the Company are as follows:

Name	Age	Position
Mike Liddell	51	Chairman of the Board, Chief Executive Officer and Director

Michael G. Moore	48	Vice President and Chief Financial Officer

Joel H. McNatt	47	Vice President, General Counsel and Secretary

MICHAEL G. MOORE has served as Vice President and Chief Financial Officer of the Company since July 2000. From May 1998 through July 2000, Mr. Moore served as Vice President and Chief Financial Officer of Indian Oil Company. From September 1995 through May 1998, Mr. Moore served as Controller of DLB Oil & Gas, Inc. Prior to that, Mr. Moore served as Controller of LEDCO, Inc., a Houston based gas marketing company. Mr. Moore received both his B.B.A degree in finance and his M.B.A. from the University of Central Oklahoma.

JOEL H. MCNATT has served as Vice President and General Counsel of the Company since November 2004. From May 1996 through October 2004, Mr. McNatt practiced in the areas of energy, products liability, and complex business litigation with the firm McKinney & Stringer, P.C. Mr. McNatt received his juris doctorate, summa cum laude, from Oklahoma City University School of Law in 1996, and prior to that his B.A. in journalism from the University of Oklahoma.

EXECUTIVE COMPENSATION

The following table sets forth the compensation information earned during 2004, 2003 and 2002 by the Chief Executive Officer and by the two other most highly compensated executive officers of the Company whose annual salary and bonus exceeded $100,000 (the “named executives”), in all capacities in which they served during that period.

Name and Principal Position	Year	Annual Compensation (1)		Long Term Compensation Awards
		Salary	Bonus
Mike Liddell	2004	$224,184	$29,108	$22,423
Chief Executive	2003	218,566	24,000	19,500
Officer	2002	200,000	24,000	19,142

Michael Moore	2004	$128,813	$17,138	$8,757
Vice President &	2003	105,000	13,800	7,128
Chief Financial Officer	2002	105,000	23,800	8,094

(1)
Amounts shown include cash and non-cash compensation earned and received by the named executives as well as amounts earned but deferred at their election. The Company provides various perquisites to certain employees, including the named executives. In each case, the aggregate value of the perquisite provided to the named executives did not exceed 10% of such named executive’s total annual salary and bonus.

(2)
Amounts for Mike Liddell include the Company’s matching 401(k) plan contributions of $15,198, $12,000 and $13,717 during 2004, 2003 and 2002 respectively and life insurance premium payments of $7,225, $7,500, and $5,425 during 2004, 2003 and 2002 respectively. Amounts for Michael Moore and Joel H. McNatt represent the Company’s matching 401(k) plan contributions during each of the indicated years.

Stock Options

No options were granted to the named executive officers during 2004. The following table sets forth the number of unexercised options held by named executives as of December 31, 2004. No options were exercised by named executives in 2004, 2003 or 2002.

	Number of Securities Underlying Unexercised Options at Fiscal Year End		Value of Unexercised In the Money Options Year End
Name	Exercisable(1)	Un-exercisable	Exercisable(2)	Unexercisable

Mike Liddell	457,270	-	$576,160	-
Mike Moore	10,000	-	$12,600	-
_____________
(1)	These options are exercisable at $2.00 per share.
(2)
Value for “in the money” options represents the positive spread between the exercise price of $2.00 per share and the closing price of the shares of Common Stock of $3.26 per share as reported by the NASD OTC Bulletin Board on December 30, 2004.

Employment Agreements

In June 2003, the Company renewed a five year employment agreement with its Chief Executive Officer, Mike Liddell. The employment agreement provides an annual base salary of $200,000 adjusted for cost of living increases. The employment agreement contains a change of control provision which guarantees Mr. Liddell one-year salary upon the occurrence of a change of control in the Company.

Securities Authorized for Issuance under Equity Compensation Plans

The following table sets forth certain information, as of December 31, 2004, with respect to all compensation plans previously approved by the Company’s security holders which consists of the Company’s 1999 Stock Option Plan. Amount below do not include shares issuable under the Company’s 2005 Stock Incentive Plan. The Company does not have any equity compensation plans which have not been approved by the Company’s security holders.

	Number of Securities To be Issued Upon Exercise of Outstanding Options, Warrants and Rights	Weighted Average Exercise Price of Outstanding Options, Warrants and Rights	Number of Securities Remaining Available For Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Far Left Column)
Equity compensation plans approved by security holders	627,337 (1)	$2.00	0 (1)
Equity compensation plans not approved by security holders	--	--	--
Total	627,337	$2.00	0

__________________
(1)	No additional securities will be issued under the Company’s 1999 Stock Option Plan other than upon the exercise of options that are outstanding.

COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT OF 1934

Section 16(a) of the Securities Exchange Act of 1934 requires executive officers and directors, and persons beneficially owning more that 10% of the Company’s stock to file initial reports of ownership and reports of changes in ownership with the Securities and Exchange Commission and with the Company. Based solely on a review of the reports sent to the Company and written representations from the executive officers and directors, the Company believes that each of its directors and executive officers met his Section 16(a) filing obligations during 2004.

CERTAIN TRANSACTIONS

Management Services

The Company’s personnel help manage oil and gas and oil and gas related assets owned by affiliates of its largest stockholder. The Company is reimbursed an amount equal to the pro rata share of time its employees spend performing such services and overhead. In 2003 and 2004, the Company received payments for such services and overhead totaling approximately $764,000 and $2,145,608, respectively.

Amendment of Terms of the Series A Preferred Stock

In April 2004, the Board of Directors of the Company approved and the Company received the consent of holders of the requisite number of shares of capital stock to amend the Company's Certificate of Designations with respect to the Series A preferred stock to give the Company the ability to pay dividends on the Series A preferred stock with additional shares of Series A preferred stock after March 31, 2004, for so long as such shares remain outstanding and prior to the mandatory redemption date. The Company has issued additional shares totaling $1,713,000 and $1,949,000 for the years ended December 31, 2003 and 2004 respectively, related to the shares of Series A preferred stock issued and outstanding during that time period. Holders of Series A preferred stock included Charles Davidson and Wexford and its affiliates, and Mike Liddell.

Backstop Agreement for Rights Offering

On July 22, 2004, the Company launched its rights offering of common stock subscription rights to purchase up to an aggregate of ten million shares of its common stock at a subscription price of $1.20 per share. Rights to purchase all ten million shares of common stock were exercised in the rights offering, which expired on August 20, 2004. The Company received net cash proceeds of approximately $11.1 million from the rights offering after deducting offering expenses of approximately $120,000. CD Holding had agreed, subject to certain conditions, to back-stop the rights offering for a commitment fee of 2% of the gross proceeds from the rights offering, which was also applied to the subscription price payable upon exercise of the rights issued to it in the rights offering.

Rights Offering Bridge Financing

In connection with this rights offering, on April 30, 2004, the Company had entered into a $3,000,000 revolving credit facility with CD Holding, L.L.C., a principal stockholder of the Company. Borrowings under the credit facility were due on the earlier of the closing of the rights offering and August 1, 2005 and bore interest at 10.0% per annum. Under the credit facility, CD Holding had the option to apply the outstanding principal amount and any accrued but unpaid interest either (1) to the subscription price payable upon exercise of the rights issued to CD Holding in the rights offering, or (2) to the purchase price for our common stock. CD Holding elected to apply the outstanding principal balance amount and accrued but unpaid interest under its credit facility to the subscription price payable by CD Holding upon exercise of the rights issued to it in the rights offering.

Exercise of Warrants and Preferred Stock Redemption

On February 23, 2005, the holders of warrants to purchase 7,336,687 shares of the Company’s common stock exercised their warrants for an exercise price of $1.19 per share resulting in gross proceeds to the Company of $8.7 million. No underwriting discounts or commissions were paid in conjunction with the issuances. On February 23, 2005, the Company used the proceeds from the exercise of the warrants, along with a portion of the proceeds from the sale of common stock, to redeem 12,502 shares of the 14,271 shares of the Company’s outstanding Series A preferred stock for an aggregate of $12.5 million, including accrued but unpaid dividends. After the sale of the common stock, the exercise of the warrants and the redemption of the preferred stock, Gulfport received net proceeds of $10.2 million. On March 18, 2005, the Company used the proceeds from the exercise of the warrants, along with a portion of the proceeds from the sale of common stock, to redeem 148.8 shares of the 1,769 shares of the Company’s then outstanding Series A preferred stock for an aggregate of $149,00, including accrued but unpaid dividends. On March 31, 2005, the Company used the proceeds from the exercise of the warrants, along with a portion of the proceeds from the sale of common stock, to redeem 1,481.3 shares of the 1,620.2 shares of the Company’s then remaining outstanding Series A preferred stock for an aggregate of $1,481,000, including accrued but unpaid dividends. Holders of these warrants and Series A preferred stock included Charles Davidson and Wexford and its affiliates, and Mike Liddell.

OTHER INFORMATION ABOUT DIRECTORS, OFFICERS, AND CERTAIN STOCKHOLDERS

Beneficial Ownership of Directors, Officers and Certain Stockholders

The following table sets forth certain information regarding the beneficial ownership of the Company’s Common Stock as of the Record Date by (1) each director, (2) each named executive officer, (3) each person known or believed by the Company to own beneficially five percent or more of the Common Stock and (4) all directors and executive officers as a group.
	Beneficial Ownership (2)
Name and Address of Beneficial Owner (1)	Shares	Percentage

Charles E. Davidson (3) 411 West Putnam Avenue Greenwich, CT 06830	19,576,603	50.0%

South Point Capital Advisors, LP (4) 237 Park Avenue, Suite 900 New York, NY 10017	2,018,527	6.3%

Harbert Distressed Investment Master Fund, Ltd. (5) c/o International Fund Services (Ireland) Limited 3rd Floor, Bishop Square Redmond’s Hill Dublin 2, Ireland	3,921,830	12.3%

Mike Liddell (6)	2,494,350	7.7%

Robert Brooks (7)	20,000	*

David Houston (8)	20,000	*

Mickey Liddell (9)	20,000	*

Dan Noles (10)	20,000	*

Michael G. Moore (11)	10,000	*

Joel H. McNatt	--	*

All directors and executive officers as a group (7 individuals)	2,584,350	8.0%
_________________________
* Less than one percent

(1)   Unless otherwise indicated, each person or group has sole voting and sole dispositive power with respect to all listed shares. The address of the Company’s directors and executive officers is 14313 N. May Avenue, Suite 100, Oklahoma City, Oklahoma 73134.

(2)   Beneficial ownership is determined in accordance with the SEC’s rules. In computing percentage ownership of each person, shares of Common Stock subject to options held by that person that are currently exercisable, or exercisable within 60 days from the date of this Information Statement, are deemed to be beneficially owned. These shares, however, are not deemed outstanding for the purpose of computing the percentage ownership of each other person. The percentage of shares beneficially owned is based on 31,883,188 shares of Common Stock outstanding as of the date of this Information Statement. Unless otherwise indicated, all amount exclude shares issuable upon the exercise of outstanding options that are not exercisable as of the date of this Information Statement or exercisable within 60 days from the date of this Information Statement.

(3)   Includes 8,046,023 shares of Common Stock held by CD Holding, L.L.C. and 810,957 shares of Common Stock held in an IRA for Mr. Davidson. Mr. Davidson is the sole member of CD Holding, L.L.C. Mr. Davidson is the Chairman and controlling member of Wexford Management, L.L.C. In addition, the amount includes 3,479,292 shares of Common Stock owned by the following investment funds (the “Wexford Entities”) that are affiliated with Wexford Management: Wexford Special Situations 1996, L.P.; Wexford Special Situations 1996 Institutional, L.P.; Wexford Special Situations 1996, Limited; Wexford-Euris Special Situations 1996, L.P.; Wexford Spectrum Investors, L.L.C.; Wexford Capital Partners II, L.P.; Wexford Overseas Partners I, L.P. Includes 7,240,331 shares of Common Stock issuable upon the exercise of warrants that, as of the date of this Information Statement, were exercisable owned by the following investment funds that are affiliated with Wexford Management: Wexford Special Situations 1996, Limited; Wexford-Euris Special Situations 1996, L.P.; Wexford Spectrum Investors, L.L.C.; Wexford Capital Partners II, L.P.; Wexford Overseas Partners I, L.P. Mr. Davidson disclaims beneficial ownership of the 3,479,292 shares of Common Stock and warrants to purchase 7,240,331 shares of Common Stock owned by the Wexford Entities.

(4)   Based solely upon information obtained from Amendment No. 1 to Schedule 13G filed with the SEC on March 10, 2005 on behalf of Southpoint Capital Advisors LLC, a Delaware limited liability company (“Southpoint CA LLC”), Southpoint GP, LLC, a Delaware limited liability company (“Southpoint GP LLC”), Southpoint Capital Advisors LP, a Delaware limited partnership (“Southpoint Advisors”), Southpoint GP, LP (“Southpoint GP”), Robert W. Butts and John S. Clark II, Southpoint Advisors, Southpoint GP, Southpoint CA LLC, Southpoint GP LLC, Robert W. Butts and John S. Clark II have sole voting and dispositive power over 2,018,527 shares of Common Stock. Southpoint CA LLC is the general partner of Southpoint Advisors. Southpoint GP LLC is the general partner of Southpoint GP. Southpoint GP is the general partner of Southpoint Fund LP, a Delaware limited partnership (the “Fund”), Southpoint Qualified Fund LP, a Delaware limited partnership (the “Qualified Fund”), and Southpoint Offshore Operating Fund, LP, a Cayman Islands exempted limited partnership (the “Offshore Operating Fund”). Southpoint Offshore Fund, Ltd., a Cayman Island exempted company (the “Offshore Fund”), is also a general partner of the Offshore Operating Fund.

(5)   Based solely upon information obtained from Harbert Distressed Investment Master Fund, Ltd. (“Master Fund”) and Alpha US Sub Fund VI, LLC (“Alpha”) and Amendment No. 2 to Schedule 13G filed by the Master Fund, HMC Distressed Investment Offshore Manager, L.L.C. (“Offshore Manager”) and HMC Investors, L.L.C. (“HMC Investors”) with the SEC on March 3, 2005, the Offshore Manager and the Master Fund share voting and dispositive power over 3,921,830 shares of Common Stock (the “HMC Shares”) which are shown in the table as beneficially owned by the Master Fund. In addition to the HMC Shares, HMC Investors, Raymond J. Harbert, Michael D. Luce, and Philip A. Falcone may also be deemed to have shared voting and dispositive power over an additional 90,270 shares of Common Stock owned by Alpha (the “Alpha Shares”) which are excluded from the amount shown as beneficially owned by the Master Fund. We have been informed by the Master Fund and Alpha that each disclaims beneficial ownership of the HMC Shares and the Alpha Shares except to the extent of their actual pecuniary interest. Each of Master Fund and Alpha is or may be deemed to be an affiliate of a registered broker-dealer. Master Fund is an entity organized in the Cayman Islands. Offshore Manager is the sole investment manager of the Master Fund. HMC Investors is the managing member of the Offshore Manager. Philip A. Falcone is a member of Offshore Manager and acts as portfolio manager for the Master Fund. Alpha is a separate managed account also managed by Philip A. Falcone. Raymond J. Harbert and Michael D. Luce are members of HMC Investors.

(6)   Includes 1,447,070 shares of Common Stock held of record by Liddell Investments, L.L.C. Mr. Liddell is the sole member of Liddell Investments, L.L.C. Includes 590,010 shares of Common Stock held of record by certain family members of Mr. Liddell. Also includes 457,270 shares of Common Stock issuable upon the exercise of options that, as of the date of this Information Statement, were exercisable or exercisable within 60 days of the date of this Information Statement.

(7)   Represents 20,000 shares of Common Stock issuable upon the exercise of stock options that, as of the date of this Information Statement, were exercisable or exercisable within 60 days from the date of this Information Statement.

(8)   Represents 20,000 shares of Common Stock issuable upon the exercise of stock options that, as of the date of this Information Statement, were exercisable or exercisable within 60 days from the date of this Information Statement.

(9)   Represents 20,000 shares of Common Stock issuable upon the exercise of stock options that, as of the date of this Information Statement, were exercisable or exercisable within 60 days from the date of this Information Statement.

(10)  Represents 20,000 shares of Common Stock issuable upon the exercise of stock options that, as of the date of this Information Statement, were exercisable or exercisable within 60 days from the date of this Information Statement.

(11)  Represents 10,000 shares of Common Stock issuable upon the exercise of stock options that, as of date of this Information Statement, were exercisable or exercisable within 60 days from the date of this Information Statement.

Liability of Directors and Officers and Indemnification

As permitted by the Delaware General Corporate Law (the “DGCL”), the Company’s Certificate of Incorporation eliminates in certain circumstances the monetary liability of the directors for a breach of their fiduciary duty. These provisions do not eliminate liability of the directors for (i) a breach of the director’s duty of loyalty to the Company or its Stockholders, (ii) acts or omissions by a director not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) liability arising under Section 174 of the DGCL (relating to the declaration of dividends and purchase or redemption of shares in violation of the DGCL) or (iv) any transaction from which the director derived an improper personal benefit. In addition, these provisions do not eliminate the liability of a director for violations of the Federal securities laws, nor do they limit the rights of the Company or its Stockholders, in appropriate circumstances, to seek equitable remedies such as injunctive or other forms of non-monetary relief. Such remedies may not be effective in all cases.

The Bylaws provide that the Company shall indemnify its directors and officers to the fullest extent permitted by the DGCL. Under such provisions, any director or officer, who in his capacity as such, is made or threatened to be made a party to any suit or proceeding, may be indemnified if the Board of Directors determines such director or officer acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interest of the Company. The Bylaws and the DGCL, further provide that such indemnification is not exclusive of any other rights to which such individuals may be entitled under the Certificate of Incorporation, the Bylaws, any agreement, vote of Stockholders or disinterested directors or otherwise.

INDEPENDENT ACCOUNTANTS

On February 9, 2005 the Company dismissed Hogan & Slovacek as its independent registered public accounting firm. The Company’s Audit Committee participated in and approved the decision to change the Company’s independent registered public accounting firm.

Hogan & Slovacek’s audit reports for the past two fiscal years ended December 31, 2002 and December 31, 2003, contain no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle.

During the two most recent fiscal years and through February 9, 2005, there have been no disagreements between the Company and Hogan & Slovacek on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements if not resolved to the satisfaction of Hogan & Slovacek would have caused them to make reference thereto in their reports on the financial statements for such years.

During the fiscal years ended December 31, 2003 and December 31, 2004 and through February 9, 2005, there have been no reportable events as described in Item 304(a)(1)(iv)(B) of Regulation S-B.

The Company engaged Grant Thornton LLP as its new independent registered public accounting firm (the “independent auditor”) as of February 9, 2005. As part of its engagement, Grant Thornton will audit the balance sheet of the Company as of December 31, 2004 and the related statements of operations, stockholders’ equity and cash flows for the year then ended and will perform a review of the Company’s interim financials for each quarter in the fiscal year ending December 31, 2005. The audit committee has not asked the stockholders to ratify its selection of auditors, because stockholder ratification is not required under applicable rules and regulations.

During the two most recent fiscal years and in the subsequent interim period, the Company did not consult with Grant Thornton LLP regarding (1) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report was provided to the Company nor oral advice was provided that was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (2) any matter that was either the subject of a disagreement, as that term is used in Item 304(a)(1)(iv) of Regulation S-B and the related instructions to Item 304 of Regulation S-B.

The firm of Grant Thornton LLP served as the Company’s independent auditors for 2004. This firm has advised the Company that it has no direct or indirect financial interest in the Company.

Auditors’ Fees

The audit committee’s policy is to pre-approve all audit and permissible non-audit services provided by the independent auditors. These services may include audit services, audit-related services, tax services and other services. Pre-approval is generally provided for up to one year and any pre-approval is detailed as to the particular service or category of services and is generally subject to a specific budget. All fees paid to the independent auditors in 2004 were pre-approved by the audit committee.

Audit Fees. For professional services rendered by the Company’s independent auditors for the audit of the Company’s annual financial statements for 2004 and reviews of the financial statements included in our Quarterly Reports on Form 10-QSB during 2004, Grant Thornton, LP billed the Company fees in the aggregate amount of $77,625 for the 2004 and Hogan & Slovacek, PC billed the Company fees in the aggregate amount of $18,000 and $50,000 for 2004 and 2003 respectively.

Audit-Related Fees. Grant Thornton, LP did not perform any audit-related services other than those described above for the Company during 2004.  Hogan & Slovacek, PC did not perform any audit-related services other than those described above for the Company during 2003.

Tax Fees. Grant Thornton, LP did not perform any tax or tax-related services for the Company during 2004. Hogan & Slovacek, PC did not perform any tax or tax-related services for the Company during 2003.

All Other Fees. No other fees were billed to the Company in 2004 and 2003 by Hogan & Slovacek, PC or Grant Thornton, LP for services performed for 2004 and 2003, other than the fees described above.

INCORPORATION BY REFERENCE

With respect to any filings with the SEC into which this Information Statement is incorporated by reference, the material under the headings “Compensation Committee Report” and “Audit Committee Report” shall not be incorporated into such filings.

ADDITIONAL INFORMATION

The Company’s Annual Report to stockholders for the fiscal year ended December 31, 2004, including financial statements, is being mailed herewith to all stockholders entitled to notice of the actions described in this Information Statement. The annual report does not constitute a part of this Information Statement.

The Company’s Annual Report on Form 10-KSB, including the financial statements and schedule thereto, for the year ended December 31, 2004, as filed with the SEC, will be furnished without charge to any stockholder upon written request addressed to Mr. Joel H. McNatt, General Counsel, Gulfport Energy Corporation, 14313 N. May Avenue, Suite 100, Oklahoma City, Oklahoma 73134. Stockholders requesting exhibits to the Form 10-KSB will be provided the same upon payment of reproduction expenses.

By the Order of the Board of Directors
/s/ Joel H. McNatt

Joel H. McNatt Secretary
April 29, 2005
Oklahoma City, Oklahoma

ANNEX A

Audit Committee Charter

GULFPORT ENERGY CORPORATION, INC.
CHARTER OF THE AUDIT COMMITTEE
OF THE BOARD OF DIRECTORS

This Charter identifies the purpose, composition, meeting requirements, committee responsibilities, annual evaluation procedures and investigations and studies of the Audit Committee (the “Committee”) of the Board of Directors (the “Board”) of Gulfport Energy Corporation, Inc., a Delaware corporation (the “Company”).

I.	PURPOSE

The Committee has been established to: (a) assist the Board in its oversight responsibilities regarding (1) the integrity of the Company’s financial statements, (2) the Company’s compliance with legal and regulatory requirements, (3) the independent accountant’s qualifications and independence and (4) the accounting and financial reporting processes of the Company and the audits of the financial statements of the Company; (b) prepare the report required by the United States Securities and Exchange Commission (the “SEC”) for inclusion in the Company’s annual proxy or information statement; (c) appoint, retain, compensate, evaluate and terminate the Company’s independent accountants; (d) approve audit and non-audit services to be performed by the independent accountants; and (e) perform such other functions as the Board may from time to time assign to the Committee. In performing its duties, the Committee shall seek to maintain an effective working relationship with the Board, the independent accountants and management of the Company.

II.	COMPOSITION

The Committee shall be composed of at least three, but not more than five, members (including a Chairperson), all of whom shall be “independent directors,” as such term is defined in the rules and regulations of the SEC and the National Association of Securities Dealers (“NASD”). The members of the Committee and the Chairperson shall be selected annually by the Board and serve at the pleasure of the Board. A Committee member (including the Chairperson) may be removed at any time, with or without cause, by the Board. The Board may designate one or more independent directors as alternate members of the Committee, who may replace any absent or disqualified member or members at any meetings of the Committee. No person may be made a member of the Committee if his or her service on the Committee would violate any restriction on service imposed by any rule or regulation of the SEC or any securities exchange or market on which shares of the common stock of the Company are traded.

All members of the Committee shall have a working familiarity with basic finance and accounting practices and at least one member of the Committee shall be an “audit committee financial expert” as defined in the applicable rules and regulations of the SEC. Committee members may enhance their familiarity with finance and accounting by participating in educational programs conducted by the Company or an outside consultant. The Chairperson shall maintain regular communication with the chief executive officer, chief financial officer and the lead partner of the independent accountant.

Except for Board and Committee fees, a member of the Committee shall not be permitted to accept any fees paid directly or indirectly for services as a consultant, legal advisor or financial advisor or any other fees prohibited by the rules of the SEC and the NASD. In addition, no member of the Committee may be an affiliated person of the Company or any of its subsidiaries. Members of the Committee may receive their Board and Committee fees in cash, Company stock or options or other in-kind consideration as determined by the Board or the Compensation Committee, as applicable, in addition to all other benefits that other directors of the Company receive.

III.	MEETING REQUIREMENTS

The Committee shall meet as necessary, but at least four times each year, to enable it to fulfill its responsibilities. The Committee shall meet at the call of its Chairperson, preferably in conjunction with regular Board meetings. The Committee may meet by telephone conference call or by any other means permitted by law or the Company’s Bylaws. A majority of the members of the Committee shall constitute a quorum. The Committee shall act on the affirmative vote of a majority of members present at a meeting at which a quorum is present. Without a meeting, the Committee may act by unanimous written consent of all members. The Committee shall determine its own rules and procedures, including designation of a chairperson pro tempore, in the absence of the Chairperson, and designation of a secretary. The secretary need not be a member of the Committee and shall attend Committee meetings and prepare minutes. The Committee shall keep written minutes of its meetings, which shall be recorded or filed with the books and records of the Company. Any member of the Board shall be provided with copies of such Committee minutes if requested. The Committee may ask members of management, employees, outside counsel, the independent accountants or others whose advice and counsel are relevant to the issues then being considered by the Committee, to attend any meetings and to provide such pertinent information as the Committee may request. The Chairperson of the Committee shall be responsible for leadership of the Committee, including preparing the agenda, presiding over Committee meetings, making Committee assignments and reporting the Committee’s actions to the Board from time to time (but at least once each year) as requested by the Board.

As part of its responsibility to foster free and open communication, the Committee should meet periodically with management and the independent accountants to discuss any matters that the Committee or any of these groups believe should be discussed privately. In addition, the Committee or at least its Chairperson should meet with the independent accountants and management quarterly to review the Company’s financial statements prior to their public release consistent with the provisions set forth below in Section IV.

IV.	COMMITTEE RESPONSIBILITIES

In carrying out its responsibilities, the Committee’s policies and procedures should remain flexible to enable the Committee to react to changes in circumstances and conditions so that it can fulfill its oversight responsibilities. In addition to such other duties as the Board may from time to time assign, the Committee shall have the following responsibilities:

A.	Oversight of the Financial Reporting Processes

1.	In consultation with the independent accountants, review the integrity of the Company’s financial reporting processes, both internal and external.

2.
Consider the independent accountant’s judgments about the quality and appropriateness of the Company’s accounting principles as applied in its financial reporting. Consider alternative accounting principles and estimates.

3.
Annually review with management, and separately with independent accountant, major issues regarding the Company’s auditing and accounting principles and practices and its presentation of financial statements, including the adequacy of internal controls and special audit steps adopted in light of material internal control deficiencies and any audit problems or difficulties.

4.
Discuss with management and legal counsel the status of pending litigation, taxation matters, compliance policies and other areas of oversight applicable to the legal and compliance area as may be appropriate.

5.	Review all analyst reports and press articles about the Company’s accounting and disclosure practices and principles.

6.
Review all analyses prepared by management and the independent accountants of significant financial reporting issues and judgments made in connection with the preparation of the Company’s financial statements, including any analysis of the effect of alternative generally accepted accounting principle (“GAAP”) methods on the Company’s financial statements and a description of any transactions as to which management obtained Statement on Auditing Standards No. 50 letters.

7.	Review with management and the independent accountants the effect of regulatory and accounting initiatives, as well as off-balance sheet structures, on the Company’s financial statements.

8.	Prepare regular reports to the Board on all matters within the scope of the Committee’s functions.

B.	Review of Documents and Reports

1.
Review and discuss with management and the independent accountants the Company’s annual audited financial statements and quarterly financial statements (including disclosures under the section entitled “Management’s Discussion and Analysis of Financial Condition and Results of Operation”) and any reports or other financial information submitted to any governmental body, or the public, including any certification, report, opinion or review rendered by the independent accountants, considering, as appropriate, whether the information contained in these documents is consistent with the information contained in the financial statements and whether the independent accountants and legal counsel are satisfied with the disclosure and content of such documents. These discussions shall include consideration of the quality of the Company’s accounting principles as applied in its financial reporting, including review of audit adjustments (whether or not recorded) and any such other inquires as may be appropriate. Based on the review, the Committee shall make its recommendation to the Board as to the inclusion of the Company’s audited consolidated financial statements in the Company’s annual report on Form 10-KSB.

2.
Review and discuss with management and the independent accountants earnings press releases, as well as financial information and earnings guidance provided to analysts and rating agencies. The Committee need not discuss in advance each earnings release but should generally discuss the types of information to be disclosed and the type of presentation to be made in any earnings release or guidance.

3.
Review reports from management and the independent accountants on the Company’s subsidiaries and affiliates, compliance with the Company’s code(s) of conduct, applicable law and insider and related party transactions.

4.
Review with management and the independent accountants any correspondence with regulators or government agencies and any employee complaints or published reports that raise material issues regarding the Company’s financial statements or accounting policies.

5.	Prepare the report required by the rules of the SEC to be included in the Company’s annual proxy or information statement.

6.	Submit the minutes of all meetings of the Committee to, or discuss the matters discussed at each Committee meeting with, the Board.

7.	Review any restatements of financial statements that have occurred or were recommended. Review the restatements made by other clients of the independent accountants.

C.	Independent Accountant Matters

1.
Interview and retain the Company’s independent accountants, considering the accounting firm’s independence and effectiveness and approve the engagement fees and other compensation to be paid to the independent accountants.

2.	Meet with the independent accountants and the Company’s financial management to review the scope of the proposed external audit for the current year.

3.
On an annual basis, the Committee shall evaluate the independent accountant’s qualifications, performance and independence. To assist in this undertaking, the Committee shall require the independent accountants to submit a report (which report shall be reviewed by the Committee) describing (a) the independent accountant’s internal quality-control procedures, (b) any material issues raised by the most recent internal quality-control review, or peer review, of the accounting firm or by any inquiry or investigations by governmental or professional authorities (within the preceding five years) respecting one or more independent audits carried out by the independent accountants, and any steps taken to deal with any such issues and (c) all relationships the independent accountants have with the Company and relevant third parties to determine the impact, if any of such relationships on the independence of the independent accountants. In making its determination, the Committee shall consider not only auditing and other traditional accounting functions performed by the independent accountants, but also consulting, legal, information technology services and other professional services rendered by the independent accountants and its affiliates. The Committee shall also consider whether the provision of any of these non-audit services is compatible with the independence standards under the guidelines of the SEC and other applicable authorities (including, possibly, the Independence Standards Board and the Public Company Accounting Oversight Board) and shall approve in advance any audit services and permissible non-audit services to be provided by the independent accountants.

4.
Review on an annual basis the experience and qualifications of the senior members of the external audit team. Discuss the knowledge and experience of the independent accountants and the senior members of the external audit team with respect to the Company’s industry. The Committee shall ensure the regular rotation of the lead audit partner and audit review partner as required by law and consider whether there should be a periodic rotation of the Company’s independent accountants.

5.	Review the performance of the independent accountants and terminate the independent accountants when circumstances warrant.

6.	Establish and periodically review hiring policies for employees or former employees of the independent accountants.

7.
Review with the independent accountants any problems or difficulties the auditors may have encountered and any “management” or “internal control” letter provided by the independent accountants and the Company’s response to that letter. Such review should include:

(a)	any difficulties encountered in the course of the audit work, including any restrictions on the scope of activities or access to required information and any disagreements with management;

(b)	any accounting adjustments that were proposed by the independent accountants that were not agreed to by the Company;

(c)	communications between the independent accountants and its national office regarding any issues on which it was consulted by the audit team and matters of audit quality and consistency;

(d)	any changes required in the planned scope of the internal audit; and

(e)	the responsibilities, budget and staffing of the Company’s internal audit function.

8.
Communicate with the independent accountants regarding (a) alternative treatments of financial information within the parameters of GAAP, (b) critical accounting policies and practices to be used in preparing the audit report and (c) such other matters as the SEC may direct by rule or regulation.

9.	Periodically consult with the independent accountants out of the presence of management about internal controls and the fairness and accuracy of the organization’s financial statements.

10.
Oversee the relationship with the independent accountants by discussing with the independent accountants the nature and rigor of the audit process, receiving and reviewing audit reports and ensuring that the independent accountants have full access to the Committee (and the Board) to report on any and all appropriate matters.

11.	Discuss with the independent accountants prior to the audit the general planning and staffing of the audit.

12.	Obtain a representation from the independent accountants that Section 10A of the Securities Exchange Act of 1934 has been followed.

D.	Internal Audit Control Matters

1.
Establish regular and separate systems of reporting to the Committee by each of management and the independent accountants regarding any significant judgments made in management’s preparation of the financial statements and the view of each as to appropriateness of such judgments.

2.
Following completion of the annual external audit, review separately with each of management and the independent accountants any significant difficulties encountered during the course of the audit, including any restrictions on the scope of work or access to required information.

3.
Review with the independent accountants and management the extent to which changes or improvements in financial or accounting practices have been implemented. This review should be conducted at an appropriate time subsequent to implementation of changes or improvements, as decided by the Committee.

4.	Review the procedures that the Company has implemented regarding compliance with the Company’s code of conduct.

5.
Establish procedures for the receipt, retention and treatment of accounting or auditing complaints and concerns and anonymous submissions from employees and others regarding questionable accounting or auditing matters.

6.
Periodically discuss with the chief executive officer and chief financial officer (a) significant deficiencies in the design or operation of the internal controls that could adversely affect the Company’s ability to record, process, summarize and report financial data and (b) any fraud that involves management or other employees who have a significant role in the Company’s internal controls.

7.
Ensure that no officer, director or any person acting under their direction fraudulently influences, coerces, manipulates or misleads the independent accountant for purposes of rendering the Company’s financial statements materially misleading.

While the Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Committee to plan or conduct audits or to determine that the Company’s financial statements are complete and accurate and are in accordance with GAAP. This is the responsibility of management and the independent accountants.

V.	ANNUAL EVALUATION PROCEDURES

The Committee shall annually assess its performance to confirm that it is meeting its responsibilities under this Charter. In this review, the Committee shall consider, among other things, (a) the appropriateness of the scope and content of this Charter, (b) the appropriateness of matters presented for information and approval, (c) the sufficiency of time for consideration of agenda items, (d) frequency and length of meetings and (e) the quality of written materials and presentations. The Committee may recommend to the Board such changes to this Charter as the Committee deems appropriate.

VI.	INVESTIGATIONS AND STUDIES

The Committee shall have the authority and sufficient funding to retain special legal, accounting or other consultants (without seeking Board approval) to advise and assist the Committee. The Committee may conduct or authorize investigations into or studies of matters within the Committee’s scope of responsibilities as described herein, and may retain, at the expense of the Company, independent counsel or other consultants necessary to assist the Committee in any such investigations or studies. The Committee shall have sole authority to negotiate and approve the fees and retention terms of such independent counsel or other consultants.

VII.	MISCELLANEOUS

The Company shall give appropriate funding, as determined by the Committee, for the payment of (i) compensation to the outside auditor, legal, accounting or other advisors employed by the Committee and (ii) ordinary administrative expenses of the Committee that are necessary or appropriate in carrying out its duties. Nothing contained in this Charter is intended to expand applicable standards of liability under statutory or regulatory requirements for the directors of the Company or members of the Committee. The purposes and responsibilities outlined in this Charter are meant to serve as guidelines rather than as inflexible rules and the Committee is encouraged to adopt such additional procedures and standards as it deems necessary from time to time to fulfill its responsibilities.